Exhibit 10.25

AMENDMENT NO. 1 TO

THE LINCOLN ELECTRIC COMPANY EMPLOYEE SAVINGS PLAN

(AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2020)

The Lincoln Electric Company, an Ohio corporation, hereby adopts this Amendment No. 1 to The Lincoln Electric Company Employee Savings Plan (As Amended and Restated Effective January 1, 2020) (the “Plan”), effective as of January 1, 2020 unless otherwise provided herein.

I.

Effective as of January 1, 2021, the introduction preceding Article I of the Plan is hereby amended by inserting a new paragraph at the end thereof to read as follows:

“Effective as of January 1, 2020, the following entities were consolidated with and into The Lincoln Electric Company: Arc Products, Inc.; Baker Industries, Inc.; Kaliburn, Inc.; and Lincoln Electric Cutting System, Inc. Prior to January 1, 2020, Baker Industries, Inc., Kaliburn, Inc. and Lincoln Electric Cutting System, Inc. were separate participating Employers under the Plan. Effective as of January 1, 2021, the following entities were consolidated with and into Wayne Trail Technologies, Inc., which was renamed as Lincoln Electric Automation, Inc.: Coldwater Machine Company, LLC; Pro-Systems, LLC; Rimrock Corporation; Tennessee Rand, Inc.; Vizient Manufacturing Solutions, Inc.; and Wolf Robotics, LLC. Prior to January 1, 2021, Coldwater Machine Company, LLC, Pro-Systems, LLC, Rimrock Corporation, Vizient Manufacturing Solutions, Inc. and Wolf Robotics, LLC were separate participating Employers under the Plan.”

II.

Section 1.1(24) of the Plan is hereby amended in its entirety to read as follows:

“(24)Employment: An Employee’s Employment shall equal the total aggregate periods of his regular, full-time employment with an Employer. Periods of Employment are aggregated on the basis that one calendar month of Employment equals one month and each additional 30 days of Employment equals one month. Notwithstanding the foregoing, (a) periods of employment with Vernon Tool Co., LTD prior to November 30, 2007, shall not be treated as Employment for any purpose under the Plan; (b) in the case of an Employee who was employed by Kaliburn, Inc. prior to January 1, 2020, Employment shall include periods of employment with ITT Corporation prior to

November 14, 2012, provided that such Employee was an “Employee” (as defined in the Plan) on November 14, 2012; (c) in the case of a Former Weartech Plan Participant who is an Employee on August 29, 2016, Employment shall include periods of regular, full- time employment with Weartech International, Inc. prior to August 29, 2016; (d) in the case of a Former Harris Plan Participant who is an Employee on August 1, 2017, Employment shall include periods of regular, full-time employment with J.W. Harris Co., Inc. prior to August 1, 2017; and (e) Employment shall include periods of full-time employment with the Employer while the Employee is classified by the Employer as on unpaid temporary furlough.”

III.

Section 1.1(43)(b) of the Plan is hereby amended by inserting a new sentence at the end thereof to read as follows:

“Notwithstanding the foregoing, for purposes of determining whether an Employee has been credited with a Year of Eligibility Service, an Employee who is classified by the Employer as on unpaid temporary furlough shall be credited with the Hours of Service with which a similarly-situated Employee would normally have been credited if such furlough had not occurred, as determined in accordance with reasonable procedures adopted from time to time by the Committee.”

IV.

Effective as of January 1, 2021, Section 1.1(78)(b) of the Plan is hereby amended in its entirety to read as follows:

“(b)is derived from Matching Employer Contributions and (i) in the case of a Member employed by the Company, Welding, Cutting, Tools & Accessories, LLC, J.W. Harris Co., Inc., Smart Force, LLC, Lincoln Global, Inc., and Lincoln Electric Automation, Inc. (but in the case of Members employed by J.W. Harris Co., Inc., Smart Force, LLC or the Seal Seat Division of Lincoln Global, Inc., only with respect to Members who are Employees on or after August 1, 2017 or who were Covered Employees prior to August 1, 2017 under the provisions of the Plan then in effect) is 100% nonforfeitable at all times, or (ii) in the case of all other Members is (A) 0% nonforfeitable prior to the

Member’s completion of three Years of Vesting Service and (B) 100% nonforfeitable on and after the Member’s completion of three Years of Vesting Service; and”

V.

Effective as of January 1, 2021, the fifth sentence of Section 1.1(78) is hereby amended in its entirety to read as follows:

“Further notwithstanding the foregoing, in the case of a Former Rimrock Plan Participant or Former Wolf Plan Participant who was not employed by Rimrock Corporation or Wolf Robotics, LLC, as applicable, on January 1, 2020, but again becomes an Employee employed by such entity after January 1, 2020 (or by Lincoln Electric Automation, Inc., the successor to such entities, on or after January 1, 2021), the portion of such

Employee’s Account that is derived from Rimrock Prior Employer Contributions or Wolf Prior Employer Contributions, and that has not previously become forfeited in accordance with Section 6.3, shall be 100% nonforfeitable on and after the date such individual again becomes employed by Rimrock Corporation or Wolf Robotics, LLC (or, on or after January 1, 2021, by Lincoln Electric Automation, Inc., the successor to such entities), as applicable.”

VI.

Section 1.1(78) of the Plan is hereby amended by inserting a new sentence at the end thereof to read as follows:

“Further notwithstanding the foregoing, in the case of a Member who is employed by Easom Automation Systems, Inc. on May 28, 2020, such Member’s Account shall be 100% nonforfeitable as of such date, and in the case of a Member who is employed by Weartech International, Inc. on June 10, 2020, such Member’s Account shall be 100% nonforfeitable as of such date.”

VII.

Effective as of January 1, 2021, Section 2.1 of the Plan is hereby amended by inserting a new sentence at the end thereof to read as follows:

“Further, notwithstanding the preceding provisions of this Section, for purposes of becoming an Eligible Employee on January 1, 2021, the requirement of Subsection (2) of this Section shall be waived in the case of a Covered Employee who, as of December 31, 2020, was employed by Tennessee Rand, Inc. and had satisfied the age and service eligibility requirements to participate in the Tennessee Rand, Inc. 401(k) Plan.”

VIII.

Effective as of January 1, 2021, Section 2.5(1) of the Plan is hereby amended by inserting a new sentence at the end thereof to read as follows:

“Further notwithstanding the preceding provisions of this Section, for purposes of becoming a Matching Contribution Participant on January 1, 2021, the requirements of Subsection (1)(b) of this Section shall be waived in the case of a Covered Employee who, as of December 31, 2020, (i) was employed as a regular, full-time employee of Tennessee Rand, Inc., or (ii) was not a regular, full-time employee and was employed by Tennessee Rand, Inc. and had satisfied the age and service eligibility requirements to participate in the Tennessee Rand, Inc. 401(k) Plan.”

IX.

The second sentence of Section 3.9(1) of the Plan is hereby amended in its entirety to read as follows:

“The Trustee may accept cash or cash equivalents that constitute all or a portion of any such distribution and, at the discretion of the Plan Administrator, may accept a note representing an outstanding plan loan from a qualified trust described in section 401(a) of the Code that constitutes all or a portion of any such distribution.”

X.

Effective as of January 1, 2021, Exhibit A of the Plan is hereby further amended in its entirety to read as follows:

“EXHIBIT A

Participating Employers as of January 1, 2021

The Lincoln Electric Company

J.W. Harris Co., Inc. Lincoln Global, Inc.

Welding, Cutting, Tools & Accessories, LLC Smart Force, LLC

Lincoln Electric Automation, Inc.”

EXECUTED at Cleveland, Ohio this 18th day of December, 2020.

THE LINCOLN ELECTRIC COMPANY

By: /s/ Michele R. Kuhrt

Title: Executive Vice President, Chief Human

Resources Officer